Exhibit 99.1

American Financial Group and American International Group Reach Agreement for AFG’s Purchase of Crop Risk Services from AIG

CINCINNATI – May 2, 2023 – American Financial Group, Inc. (NYSE: AFG) and American International Group (NYSE: AIG) today announced they have entered into a definitive agreement whereby AFG will purchase Crop Risk Services (“CRS”) from AIG. CRS is a primary crop insurance general agent based in Decatur, Illinois, with 2022 gross written premiums of approximately $1.2 billion and is the seventh largest provider of multi-peril crop insurance in the United States, based on 2022 premiums.

Under the terms of the transaction, AFG will pay AIG $240 million in cash at closing, subject to certain closing adjustments. AFG expects to use cash on hand to fund the acquisition and the parties anticipate the closing to take place during the third quarter of 2023, subject to obtaining required regulatory approvals and the satisfaction of other customary closing conditions.

Carl H. Lindner III, Co-Chief Executive Officer of AFG, commented, “We are very pleased to welcome CRS and its approximately 450 employees to AFG’s Great American Insurance Group. This business is a great strategic fit with our existing crop insurance operations and will provide the opportunity to continue to benefit from economies of scale. Following the transaction, Great American will remain the #5 ranked writer of U.S. crop insurance and the largest U.S.-owned participant in the United States multi-peril crop insurance program.”

S. Craig Lindner, Co-Chief Executive Officer of AFG added, “This is a wonderful example of our ability to execute a transaction quickly and deploy excess capital into AFG’s core businesses as we identify potential to expand our specialty niche businesses through acquisitions that meet our target return thresholds. Following the transaction, AFG expects to have significant excess capital available for additional share repurchases or special dividends.”

Peter Zaffino, Chairman and Chief Executive Officer of AIG commented, “AIG acquired CRS as part of its acquisition of Validus Holdings, Ltd. Since that time, CRS has grown substantially under the leadership of a talented and experienced management team. AFG will be an excellent partner for CRS and the business will benefit from the scale this transaction provides. We look forward to a seamless transition through the closing and wish AFG and the entire CRS team every success in the future.”

American Financial Group’s Great American Insurance Group has been providing crop-hail coverage since 1915 and began writing multi-peril crop insurance in 1980 after Congress authorized the program. Great American’s Crop Division generated gross written premiums of approximately $1.8 billion in 2022 and is the fifth largest provider of multi-peril crop insurance in the United States. As part of the AFG organization, CRS will continue to do business in all 37 states in which it currently operates.

Skadden, Arps, Slate, Meagher & Flom LLP acted as legal counsel for AFG. Evercore Group L.L.C. and Sidley Austin LLP acted as financial advisor and legal counsel, respectively, for AIG.

About American Financial Group, Inc.

American Financial Group is an insurance holding company, based in Cincinnati, Ohio. Through the operations of Great American Insurance Group, AFG is engaged primarily in property and casualty insurance, focusing on specialized commercial products for businesses. Great American Insurance Group’s roots go back to 1872 with the founding of its flagship company, Great American Insurance Company.

About AIG

American International Group, Inc. (AIG) is a leading global insurance organization. AIG member companies offer insurance solutions that help businesses and individuals in approximately 70 countries and jurisdictions protect their assets and manage risks. AIG common stock is listed on the New York Stock Exchange.

Additional information about AIG can be found at www.aig.com | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance www.twitter.com/AIGinsurance | LinkedIn: www.linkedin.com/company/aig. These references with additional information about AIG have been provided as a convenience, and the information contained on such websites is not incorporated by reference into this press release.

AIG is the marketing name for the worldwide property-casualty, life and retirement and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries and jurisdictions, and coverage is subject to underwriting requirements and actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

AFG Forward Looking Statements

This press release, and any related oral statements,  contains certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this press release not dealing with historical results are forward-looking and are based on estimates, assumptions and projections. Examples of such forward-looking statements include statements relating to: the Company's expectations concerning market and other conditions and their effect on future premiums, revenues, earnings, investment activities and the amount and timing of share repurchases or special dividends; recoverability of asset values; expected losses and the adequacy of reserves for asbestos, environmental pollution and mass tort claims; rate changes; improved loss experience and anticipated timing of closing of the proposed acquisition of CRS; and performance of the CRS business under the ownership of AFG.

Actual results and/or financial condition could differ materially from those contained in or implied by such forward-looking statements for a variety of reasons including, but not limited to: changes in financial, political and economic conditions, including changes in interest and inflation rates, currency fluctuations and extended economic recessions or expansions in the U.S. and/or abroad; performance of securities markets; new legislation or declines in credit quality or credit ratings that could have a material impact on the valuation of securities in AFG’s investment portfolio; the availability of capital; changes in insurance law or regulation, including changes in statutory accounting rules, including modifications to capital requirements; changes in the legal environment affecting AFG or its customers; tax law and accounting changes; levels of natural catastrophes and severe weather, terrorist activities (including any nuclear, biological, chemical or radiological events), incidents of war or losses resulting from pandemics, civil unrest and other major losses; disruption caused by cyber-attacks or other technology breaches or failures by AFG or its business partners and service providers, which could negatively impact AFG’s business and/or expose AFG to litigation; development of insurance loss reserves and establishment of other reserves, particularly with respect to amounts associated with asbestos and environmental claims; availability of reinsurance and ability of reinsurers to pay their obligations; competitive pressures; the ability to obtain adequate rates and policy terms; changes in AFG’s credit ratings or the financial strength ratings assigned by major ratings agencies to AFG’s operating subsidiaries; the impact of the conditions in the international financial markets and the global economy relating to AFG’s international operations; effects on AFG’s reputation, including as a result of environmental, social and governance matters; and other factors identified in AFG’s filings with the Securities and Exchange Commission.

The forward-looking statements herein are made only as of the date of this press release. The Company assumes no obligation to publicly update any forward-looking statements.

AIG Forward Looking Statements

Certain statements in this press release may include statements which, to the extent they are not statements of historical or present fact, may constitute “forward-looking statements” under the U.S. Private Securities Litigation Reform Act of 1995. These statements are intended to provide management’s current expectations or plans regarding the proposed transaction based on assumptions currently believed to be valid and accurate. All forward-looking statements involve risks, uncertainties and assumptions that may cause actual results to differ, possibly materially, from those expressed or implied in the forward-looking statements. The risks and uncertainties regarding the proposed transaction include (i) AIG may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (ii) the inability to complete the proposed transaction due to the failure to obtain regulatory approval; or (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreements. The above list is not exhaustive or necessarily in order of importance. For additional information on factors that may cause actual results to vary from those stated in forward-looking statements, see the reports of AIG on Forms 10-K, 10-Q and 8-K filed or furnished to the SEC from time to time.

AFG Contact:
Diane P. Weidner, IRC
Vice President – Investor & Media Relations
(513) 369-5713

Websites:
www.AFGinc.com
www.GreatAmericanInsuranceGroup.com
www.AIG.com

AIG Contacts:
Quentin McMillan (Investors)
quentin.mcmillan@aig.com

Dana Ripley (Media)
dana.ripley@aig.com

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AFG2023-07